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EXHIBIT 10.40

Boehringer Ingelheim International GmbH
InterMune Pharmaceuticals 3280 Bayshore Blvd Brisbane, CA 94005 U.S.A.
1 August 2001
Our reference CD Dr.Mi-mw

Dr. David Mitchard
Phone +49/61 32/77-34 08
Fax +49/61 32/77-35 83
E-Mail mitchard@ ing.boehringer-ingelheim.com
Binger Strasse 173
55216 Ingelheim am Rhein
Germany
Phone +49/61 32/77-0
Fax +49/61 32/72-0
www.boehringer-ingelheim.com

Development and Marketing Agreement dated March 23, 2001 (Agreement)

Dear Sirs

    Words and expressions defined or interpreted in the Agreement shall have the same meanings and interpretations when used in this letter.

    We propose the following changes to the Agreement:

1.10
The definition Field is extended to include ovarian cancer (oc).

1.22
The definition New Indications is extended to include oc.

1.25
The definition Protocols is extended to include the clinical protocol dated 06/06/01 entitled

  "Actimmune® (Interferon Gamma-1b) in Combination with Chemotherapy (Carboplatin / Paclitaxel) for First-line therapy of Advanced Ovarian or Primary Peritoneal Carcinoma"

  which InterMune sent to BII with a letter dated June 14, 2001.

    If you agree with the above, please signify your acceptance by signing and returning one original of this letter.

Yours faithfully BOEHRINGER INGELHEIM INTERNATIONAL GmbH ppa.		Accepted for and on behalf of InterMune Pharmaceuticals
/s/ D. MITCHARD Dr. Mitchard	/s/ HUBER Dr. Huber	/s/ JOHN J. WULF by: John J. Wulf Sr. VP of Corporate Development
Date: August 10, 2001

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  EXHIBIT 10.40